UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CANNAVEST CORP.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CANNAVEST CORP.

2688 South Rainbow Boulevard

Suite B

Las Vegas, Nevada 89146

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 9, 2015

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CannaVEST Corp. (the “Company”, “we”, “us”) will be held on October 9, 2015, at 10 a.m. local time, at 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, (866) 290-2157, for the following purposes:

(1)	To elect three directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	To ratify PKF, Certified Public Accountants, A Professional Corporation, as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(3)	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponement thereof.

The close of business on August 14, 2015, has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices at 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.

A proxy for the meeting and a proxy statement with information concerning the matters to be acted upon is enclosed herewith.

Your vote is important no matter how large or small your holdings may be. If you do not expect to be present at the Meeting in person, you are urged to immediately complete, date, sign, detach and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. This will not limit your right to attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenter’s rights are not available with respect to the proposals to be voted upon at this meeting.

By Order of the Board of Directors

/s/ Joseph Dowling

Joseph Dowling

Secretary

Las Vegas, Nevada

August 21, 2015

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I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY STATEMENT YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM.

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CANNAVEST CORP.

2688 South Rainbow Boulevard

Suite B

Las Vegas, Nevada 89146

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 9, 2015 at 10 a.m. local time

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CannaVEST Corp. (the “Company”, “we” or “us”) for use at the annual meeting of the stockholders (the “Meeting”) of the Company, to be held on October 9, 2015, at 10 a.m., local time. The Meeting will be held at 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, (866) 290-2157. This proxy statement and proxy will be made available to our stockholders on or about August 25, 2015.

Only stockholders of record at the close of business on August 14, 2015 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the record date, 35,141,666 shares of the Company’s common stock were issued and outstanding, held by more than 8,000 stockholders of record. Each share of common stock is entitled to one vote on each matter to be voted upon at the Meeting. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy. The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Michael Mona, Jr. to serve as the holder of proxies for the Meeting. The shares of common stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Mona will vote your shares “FOR” the proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote in person at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last vote will be the vote that is counted. Please note that dissenter’s rights are not available with respect to any proposal to be voted upon at the Meeting.

We will provide copies of this proxy statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors and officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

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QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE MEETING

Q. When is the Meeting?

A. October 9, 2015, 10 a.m., local time.

Q. Where will the Meeting be held?

A. The Meeting will be held at 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, (866) 290-2157.

Q. Why am I receiving these proxy materials?

A. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report filed on Form 10-K for the year ended December 31, 2014 (the “Annual Report”), available to our stockholders electronically via the Internet. On or about August 28, 2015, we mailed to all stockholders of record entitled to vote at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, in person or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board of Directors, or the Board, of CannaVEST Corp., also referred to as the Company, CannaVEST, we, or us, is soliciting your proxy to vote at the 2015 Annual Meeting. You are invited to attend the annual meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by internet or by mail.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, there were 35,141,666 shares of our common stock outstanding held by over 8,000 holders of record.

Q. How many shares must be present to conduct business?

A. The presence at the Meeting, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of our common stock at the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the meeting.

Q. What will be voted on at the Meeting?

A. The items of business scheduled to be voted on at the meeting are as follows:

1. Election of three directors to serve until the Company’s 2016 Annual Meeting of Stockholders; and

2. Ratification of PKF, Certified Public Accountants, A Professional Corporation (“PKF”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Q. How does the Board recommend that I vote?

A. Our Board recommends that you vote your shares “FOR” approval of all of the proposals set forth herein.

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Q. What shares can I vote at the Meeting?

A. You may vote all shares of common stock owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of common stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corp., you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote in person at the Meeting and vote by proxy. Whether or not you plan to attend the meeting, we urge you vote by internet or by mail to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you from that organization together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by internet or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee or nominee, by using the proxy card provided by the broker, trustee or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares in person at the Meeting?

A. Shares held in your name as the stockholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Q. How are votes counted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each proposal, “FOR” the nominees identified herein, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

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Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions or stockholder proposals. Your broker will NOT be able to vote your shares with respect to the election or directors if you have not provided directions to your broker. If you hold shares through a broker, we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Broker non-votes will have no effect on the election of directors.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes entitled to vote with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to ratification of PKF as the Company’s independent registered public accounting firm for the year ending December 31, 2015, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the proposal.

Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Meeting and voting in person. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials and this proxy statement, as applicable.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K within four business days following the meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this proxy statement, you should contact the following person at our principal executive office as follows:

Joseph Dowling, Secretary

2688 South Rainbow Boulevard

Suite B

Las Vegas, Nevada 89146

(866) 290-2157

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated Mr. Michael Mona, Jr., Mr. Bart P. Mackay and Mr. Larry Raskin as directors to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2016 annual meeting of stockholders. The Company’s bylaws set the number of directors at four, however, at this time the Company has not identified a qualified individual to serve as the fourth director of the Company, and no stockholder nominee has been presented, and so there is a vacancy on the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any of Mr. Mona, Mr. Mackay or Mr. Raskin becomes unavailable, however, the proxy holder intends to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Mona, Mr. Mackay and Mr. Raskin.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the nominees identified above.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, key employees and directors are listed in the below table. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs and there are no arrangements or understanding between any of our officers, directors or nominees for directors and any other person pursuant to which any officer, director or nominee for director was or is to be selected as an officer, director or nominee. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries and none of such persons has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position	Year First Elected Director	Nominee
Michael Mona, Jr.	60	President, Chief Executive Officer and Director	2013	Y
Bart P. Mackay	58	Director	2013	Y
Larry Raskin	58	Director	2014	Y
Joseph Dowling	58	Chief Financial Officer and Secretary	N/A	N
Michael Mona, III(2)	29	Vice President of Operations	N/A	N

(1)	Appointed as Chief Financial Officer on June 16, 2014 and Secretary on August 25, 2014
(2)	Appointed as Vice President of Operations on July 25, 2013.

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Michael Mona, Jr. was originally appointed as President, Secretary and Treasurer of the Company on November 16, 2012, and as a director on January 28, 2013. Mr. Mona resigned as Secretary and Treasurer, and was appointed as Chief Executive Officer, on July 25, 2013. Mr. Mona possesses over 25 years of experience in the fields of construction, investments and project development, holding various senior positions in these fields since 1987. Since 1994, Mr. Mona has served as the President of M&M Development, Inc. and in such role has overseen the construction and operation of various apartment projects, hotels and recreational vehicle parks throughout Las Vegas, Nevada. As our President, Mr. Mona is specially qualified to serve on the Board because of his detailed knowledge of our operations and market.

Bart P. Mackay was initially appointed as a director of the Company on March 14, 2013. Mr. Mackay is an attorney licensed since 1984 with emphasis in corporate finance, technology and entrepreneurial legal matters. Mr. Mackay has been a principal of Mackay Ventures, LLC (formerly Mackay Ventures, Inc.) since 2001. Mackay Ventures consults with various organizations and businesses primarily in the technology and finance industries. Mr. Mackay has extensive experience in establishing and developing new enterprises both from management and operational aspects, including the formation and growth of several of his own ventures. Mr. Mackay’s extensive business background makes him a valuable addition to the Board.

Larry Raskin was initially appointed as a director of the Company on May 7, 2014. Mr. Raskin has been the Global Vice President of Leadership Development of ACN Inc., a telecommunications company, since 2012. Mr. Raskin joined ACN Inc. in 1994 and has held various positions in the company, including Vice President of Sales North America from 2001 to 2006 and Senior Vice President in 2012 prior to stepping into his current position. Prior to joining ACN Inc., Mr. Raskin was a National Marketing Director at National Safety Associates of Memphis, Tennessee from 1988 to 1994. Mr. Raskin’s extensive business background makes him a valuable addition to the Board.

Joseph Dowling was appointed as Chief Financial Officer of the Company on June 16, 2014 and was appointed Secretary of the Company on August 25, 2014. Prior to his appointment as CFO, Mr. Dowling held the position of Senior Consultant with RGP, a global consulting firm, providing finance, internal and external regulatory reporting expertise to a range of clients. From 2005 to 2012, Mr. Dowling held the position of President and Chief Financial Officer of MediVas, LLC, a life science company, and from 1998 to 2005 served as a Managing Director at Citigroup, a global financial services firm. Earlier in his career, Mr. Dowling served in various finance and accounting roles in both public accounting and in the banking industry. Mr. Dowling holds a Bachelor of Arts from the University of California, Los Angeles in Economics and is a certified public accountant.

Michael Mona, III graduated from the University of San Diego in 2009, with a Bachelor of Arts in Business Administration. Mr. Mona has been a managing member of Mona Co. Development since 2009, and prior to joining the Company in 2013, was the President and Managing Member of Caps of SD LLC. Prior to joining the Company, Mr. Mona was Vice President, Product Development for Medical Marijuana, Inc., and was responsible for the development and testing of hemp-based products.

Board of Directors and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting and until their successors are duly elected and qualified. During fiscal year 2014, there were five formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any Committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders. All of the directors attended the 2014 Annual Meeting of Stockholders; Larry Raskin attended telephonically.

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Committees of the Board of Directors

Other than the Compensation Committee, we do not have any committees of the Board, including an Audit Committee or a Nominating Committee, or any other committees performing similar functions. The functions of those committees are being undertaken by the Board of Directors as a whole.

The Compensation Committee consists of Larry Raskin and Bart Mackay, and the Compensation Committee has established a charter that requires all members of the Compensation Committee to be “non-employee directors” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and satisfy the requirements of an “outside director” for purposes of Section 16(m) of the Internal Revenue Code. The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board of Directors regarding the annual salaries and other compensation of our executive officers, our general employee compensation and other policies and providing assistance and recommendations with respect to our compensation policies and practices. The Compensation Committee is authorized to carry out these activities and other actions reasonably related to the Compensation Committee's purposes or assigned by the Board of Directors from time to time. The Compensation Committee's specific responsibilities are delineated in its charter which is included as Attachment A to this proxy statement.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our Board. We do not know if any of our stockholders will make a recommendation for any candidate to serve on our Board given the relatively small size of our company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the U.S. Securities and Exchange Commission (the “SEC”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock filed the required reports in a timely manner during fiscal 2014 with the exception of the late filing of one Form 3 by each of Michael Mona, Jr., and PhytoSPHERE, the late filing of Form 4 by Michael Mora III and Joseph Dowling and the failure to file a Form 5 by each of PhytoSPHERE, Mercia Holdings LLC, Mai Dun Limited LLC and Bart Mackay.

Other Directorships

Other than as disclosed above, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Audit Committee and Charter

We do not currently have an audit committee.

Board Leadership Structure

The Company does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

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Code of Ethics

We have adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is attached as Exhibit 14.1 to our Annual Report on Form 10-K which accompanies this proxy statement.

Family Relationships

Our Vice President of Operations, Michael Mona, III, is the son of our President, Chief Executive Officer and Director, Michael Mona, Jr.

Compensation of Directors

We have a formal plan for compensating our directors for their services, whereby each director, other than our Chairman, receives $500 per meeting of the Board of Directors attended. Each of our directors also receives stock grants of 25,000 shares of common stock registered under the Company’s Form S-8 for each full calendar year of service on the Board of Directors

On October 1, 2014, two non-employee Company directors were each granted 25,000 shares of common stock with a value equal to the fair market value of the Company’s common stock at the time of the grant. On March 16, 2015, Bart Mackay was awarded 25,000 shares of common stock with a value equal to the fair market value of the Company’s common stock at the time of the grant. On May 7, 2015, Larry Raskin, a member of the Company’s Board of Directors, was awarded 25,000 shares of common stock with a value equal to the fair market value of the Company’s common stock at the time of the grant.

Name of Directors * indicates Independent Director	Fiscal Year	Fees e arned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	All other compensation ($)	Total ($)

Michael Mona, Jr. (1)	2014	$–	$–	$–	$–	$–
	2013	$–	$–	$–	$–	$–

Bart Mackay	2014	$2,000	$70,500	$–	$–	$72,500
	2013	$500	$–	$–	$–	$500

* Larry Raskin	2014	$1,500	$–	$–	$–	$1,500
	2013	$–	$–	$–	$–	$–

* Ted Sobieski (2)	2014	$500	$70,500	$–	$–	$71,000
	2013	$500	$–	$–	$–	$500

(1)	See disclosure below under “Executive Compensation” and “Summary Compensation Table”.
(2)	Resigned on May 7, 2014.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

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In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Board Communications with Stockholders

Stockholders desiring to communicate with the Board or any individual member should do so by sending regular mail to Board of Directors, or such director, care of Corporate Secretary, 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146. All communications will be compiled by the corporate secretary and forwarded to the Board or the appropriate director accordingly.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer, each other executive officer serving as such whose annual compensation exceeded $100,000 and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2014. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 Share-Based-Payment (“ASC 718”).

Summary Compensation Table

Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total Earnings
Position	Year	($)	($)	($)(1)	($)(2)	($)	($)	($)	($)

Michael Mona, Jr.	2014	$209,521	$10,000	$–	$8,323,224	$–	$–	$–	$8,542,745
Chairman, CEO	2013	45,923	10,000	–	–	–	–	7,500	63,423

Michael Mona, III	2014	$137,808	$10,000	$705,000	$1,149,819	$–	$–	$–	$2,002,627
VP, Operations	2013	44,769	10,000	–	–	–	–	–	54,769

Joseph Dowling	2014	$100,000	$10,000	$–	$1,506,949	$–	$–	$–	$1,616,949
Chief Financial Officer and Secretary	2013	–	–	–	–	–	–	–	–

________________

(1)	These amounts reflect the grant date fair value of stock awards as determined by the market price of the Company’s common stock on the date of grant.
(2)	These amounts reflect the grant date fair value of stock options as determined under FASB ASC Topic 718 and using the Black-Scholes model. The underlying valuation assumptions for stock option awards made are further disclosed in Note 11 to our consolidated financial statements filed with our Annual Reports on Form 10-K for the year ended December 31, 2014 and included with the Registration Statement of which this prospectus is a part.

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Compensation Arrangements and Determination of Compensation

We rely on our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, and career with the Company, current compensation arrangements and long-term potential to enhance stockholder value.

The Board of Directors approved a salary of $300,000 for our President and Chief Executive Officer on August 25, 2014. During fiscal year 2014, Mr. Mona was compensated an aggregate sum of $5,939,950. This amount represents Mr. Mona’s salary and cash bonus payments totaling $219,521 plus $5,720,429 of stock-based compensation related to the stock options vested during 2014. In 2014, the Compensation Committee approved the grant of 4,000,000 stock options to Mr. Mona. The stock option is durational-based, with 67% vested as of the date of grant and the remainder vesting in twelve (12) equal monthly installments measured from January 31, 2015, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant.

The Board of Directors approved a salary of $180,000 for our Vice President, Operations on August 25, 2014. During fiscal year 2014, Mr. Mona III was compensated an aggregate sum of $1,428,782. This amount represents Mr. Mona III’s salary and cash bonus payments totaling $147,808, plus stock-based compensation related to a stock award issuance of 250,000 shares of common stock valued on the award date at $2.82 per share, totaling $705,000, plus $575,974 of additional stock-based compensation related to stock options vested during 2014. On October 6, 2014, the Compensation Committee approved the grant of 500,000 stock options to Mr. Mona and a stock award under the Company’s Form S-8 Registration Statement filed with the SEC on October 6, 2014 of an aggregate of 500,000 shares of common stock. The stock award provided for the issuance of 250,000 shares of common stock on October 6, 2014 and 250,000 shares of common stock on January 1, 2015. The stock option has a term of ten (10) years, is durational-based, with 25% (or 125,000 option shares) vested on January 1, 2015, and the remaining option shares vesting in thirty-six (36) equal monthly increments. As of June 30, 2015, 312,470 option shares have vested, and Mr. Mona III has not exercised any stock options.

Joseph Dowling was appointed as the Company’s Chief Financial Officer on June 16, 2014 with an annual salary of $200,000 and during fiscal year 2014 was compensated an aggregate sum of $244,340. This amount represents Mr. Dowling’s salary and cash bonus totaling $110,000, plus $134,340 of stock-based compensation related to stock options vested during 2014. On October 6, 2014, the Compensation Committee approved the grant of 600,000 stock options to Mr. Dowling. The stock option is durational-based, with 25% vested on the one year anniversary of Mr. Dowling’s service to the Company, and the remaining options vesting in 36 equal monthly installments. On May 21, 2015, the Compensation Committee approved the grant of 100,000 stock options to Mr. Dowling. The stock option is durational-based, with 25% vested on the one year anniversary of the grant, and the remaining options vesting in 36 equal monthly installments. As of June 30, 2015, 150,000 option shares have vested, and Mr. Dowling has not exercised any stock options.

Option Grants

On July 23, 2014, Company stockholders approved the Amended and Restated 2013 CannaVEST Equity Incentive Plan (the “Plan”), which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. This Plan serves as the successor to the 2013 Equity Incentive Plan. There were no option awards under the 2013 Equity Incentive Plan. Under the Plan, the Company may grant up to 10,000,000 new shares. As of June 30, 2015, the Company had 3,250,556 of authorized unissued shares reserved and available.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board or a committee thereof.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except for the transactions described below, none of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have had any interest, direct or indirect, in any transaction or in any proposed transaction since January 1, 2014, which materially affects the Company or has affected the Company.

Bart Mackay, a member of the Board, both individually and through Mackay Ventures LLC (formerly Mackay Ventures, Inc.), is the sole member of each of Mai Dun Limited, LLC and Mercia Holdings, LLC, which each own a 50% interest in Roen Ventures LLC (“Roen Ventures”). As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on March 8, 2013, on March 1, 2013, the Company issued a Promissory Note to Roen Ventures in exchange for loans provided and to be provided in the future in an amount of up to $2,000,000. As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on July 31, 2013, on July 25, 2013, the disinterested members of our Board approved an amendment to the Promissory Note, to provide for an increase in the amount of loans to be provided in the future in an amount of up to $6,000,000 and the ability of Roen Ventures to convert, in its sole discretion, the outstanding balance under the Promissory Note into shares of the common stock of the Company at a conversion price to be determined following the conclusion of a valuation of the common stock of the Company determined pursuant to ASC 718 Stock Compensation. As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on November 13, 2013, a Board valuation was prepared pursuant to Internal Revenue Code Section 409A and Financial Accounting Standards Board Accounting Standards Codification 718 Stock Compensation (the “Valuation”). The Valuation determined that the fair market value of the Company’s restricted, non-marketable common stock was $0.68 per share. On November 7, 2013, the disinterested members of our Board of Directors approved a second amendment to the Promissory Note to provide for a conversion price of $0.60 per share, which represents an approximate 12% discount to the fair market value of the Company’s restricted, non-marketable common stock pursuant to the Valuation. As previously disclosed in that certain Current Report on Form 8-K filed by the Company with the SEC on January 28, 2014, on January 22, 2014, Roen Ventures delivered a Notice of Election to Convert to Common Shares (the “Conversion Notice”) pursuant to which Roen Ventures exercised its right under the Promissory Note to convert all amounts owing under the Promissory Note into shares of common stock of the Company at the set conversion price of $0.60 per share. As of the date of the Conversion Notice, the balance of the loans evidenced by the Promissory Note was $6,000,000, including all principal and interest owing thereunder. Therefore, pursuant to the Conversion Notice, on January 22, 2014, the Company issued Roen Ventures 10,000,000 shares of its common stock. As of the date of this proxy statement, Bart Mackay, a member of the Board, through two wholly-owned limited liability companies, Mercia Holdings, LLC and Mai Dun Limited, LLC, beneficially owns 100% of the interests in Roen Ventures. Mr. Mackay owns 1% of each of Mai Dun Limited, LLC and Mercia Holdings, LLC individually, and 99% of each entity through Mackay Ventures LLC (formerly Mackay Ventures, Inc.), of which he is the sole member. On July 20, 2015, Roen Ventures satisfied and repaid defaulted loan obligations to certain creditors of Roen Ventures in the aggregate amount of $4,962,000 by the transfer and assignment of 7,575,836 shares of the Company’s common stock owned by Roen Ventures. As of August 18, 2015, Roen Ventures owns 6.90% of our issued and outstanding capital stock.

As of August 18, 2015, Mai Dun Limited, LLC directly owns 15.5% of our issued and outstanding capital stock and Mackay Ventures LLC (formerly Mackay Ventures, Inc.) directly owns 1.76% of our issued and outstanding capital stock. On December 2, 2013, Mai Dun Limited, LLC, purchased a total of 1,000,000 shares of the common stock of the Company in a private placement at an aggregate purchase price of $1,000,000.

On December 8, 2014, and as set forth in the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2014, the Compensation Committee of our Board of Directors approved the grant of 4,000,000 stock options to Michael Mona, Jr., the Company’s President and Chief Executive Officer. The stock option has a term of ten (10) years, was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant, and is durational-based, with 67% vested as of the date of grant and the remainder vesting in twelve (12) equal monthly installments measured from January 31, 2015. As of July 20, 2015, 3,333,333 option shares have vested, and Mr. Mona has not exercised any stock options.

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On October 6, 2014, the Compensation Committee approved the grant of 500,000 stock options to Michael Mona, III, the Company’s VP of Operations, and a stock award under the Company’s Form S-8 Registration Statement filed with the SEC on October 6, 2014 of an aggregate of 500,000 shares of common stock. The stock award provided for the issuance of 250,000 shares of common stock on October 6, 2014 and 250,000 shares of common stock on January 1, 2015. The stock option has a term of ten (10) years, is durational-based, with 25% (or 125,000 option shares) vested as of January 1, 2015, and the remaining option shares vesting in thirty-six (36) equal monthly increments. As of July 20, 2015, 187,500 option shares have vested and Mr. Mona III has not exercised any stock options.

On October 6, 2014, the Compensation Committee approved the grant of 600,000 stock options to Joseph Dowling, the Company’s Chief Financial Officer. The stock option has a term of ten (10) years, is durational-based, with 25% of the option shares vesting on June 16, 2015, and the remaining option shares vesting in thirty-six (36) equal monthly installments. On May 21, 2015, the Compensation Committee approved the grant of 100,000 stock options to Mr. Dowling. The stock option has a term of ten (10) years, is durational-based, with 25% of the option shares vesting on May 21, 2016, and the remaining option shares vesting in thirty-six (36) equal monthly installments.

On May 5, 2015, the disinterested members of the Board of Directors approved the grant of 40,000 stock options to Larry Raskin, a member of the Company’s Board of Directors. The stock option has a term of ten (10) years, and is fully-vested as of the date of grant. The option was granted at the fair market value of the Company’s common stock on the date of grant.

The Company recognized sales to the following related parties for the periods indicated below:

		For the six months ended June 30,		For the years ended December 31,
Party	Relationship	2015	2014	2014	2013

Medical Marijuana, Inc. (“MJNA”)	Stockholder	$–	$–	$–	$92,690
HempMeds PX	80% owned by MJNA	–	5,388,179	5,443,978	871,315
Dixie/Red Dice Holdings	60% owned by MJNA	–	–	–	365,058
Canchew Biotechnologies	40% owned by MJNA	–	–	–	825,000
		$–	$5,388,179	$5,443,978	$2,154,063

Total percent of sales		0.00%	83.5%	53.4%	100.0%

As further discussed in the Company’s Annual Report on Form 10-K that accompanies this proxy statement, on August 11, 2014, the Company terminated the Non-Exclusive License and Distribution Agreement with HempMeds PX, LLC and discontinued sales to HempMeds PX, LLC.

At December 31, 2013, 100% of the Company’s accounts receivable balance totaling $1,740,502 was from these parties. At December 31, 2014, the Company had a note receivable from Dixie Botanicals of $335,173.

During the six months ended June 30, 2015 and 2014, the Company paid $2,976,463 and $2,737624, respectively, to a stockholder of the Company who is a supplier of hemp oil and hemp to the Company. During the year ended December 31, 2014 and 2013, the Company paid $9,072,025 and $1,953,690, respectively, to a stockholder of the Company who is a supplier of hemp oil and hemp to the Company.

There have been no other transactions since the beginning of our last fiscal year or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions but instead review such transactions on a case-by-case basis.

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Director Independence

Our securities are quoted on the OTC Bulletin Board, which does not have any director independence requirements. However, the Board has determined that one member of our Board, Mr. Raskin, is independent under the New York Stock Exchange Listing Manual. Prior to their respective resignations on October 31, 2013 and May 7, 2014, the Board had determined that each of Mr. Edward Wilson and Mr. Theodore Sobieski were independent under the New York Stock Exchange Listing Manual. We are actively seeking, and intend to appoint, a second independent director as soon as we find a qualified candidate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Directors, Officers and 5% Stockholders

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of August 18, 2015, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than five percent of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 2688 South Rainbow Boulevard, Suite B, Las Vegas, NV 89146.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
Roen Ventures, LLC (3)	2,424,164	6.90%
Mai Dun Limited (4)	6,675,244	19.00%
Mercia Holdings, LLC (5)	1,212,082	3.45%
Mackay Ventures, LLC (6)	7,808,452	24.0%
MJNA Investment Holdings, LLC (7)	4,925,000	14.01%
Medical Marijuana, Inc. (8)	3,930,252	11.18%
Cross & Company (9)	3,073,671	8.75%
James J. Mahoney (10)	4,502,165	12.81%
Michael Mona III (11)	1,938,333	5.52%
Joseph Dowling (12)	187,500	0.53%
Michael Mona, Jr. (13)	3,560,000	10.13%
Bart Mackay (3)	8,505,890	24.20%
Larry Raskin (14)	465,000	1.32%
All executive officers and directors as a group (five persons)	12,411,756	35.32%

 ________________

*Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 35,141,666 shares of our common stock outstanding on July 20, 2015, and are calculated as required by rules promulgated by the SEC.

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(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)	Represents shares directly owned by Roen Ventures, LLC. Mai Dun Limited, LLC and Mercia Holdings, LLC each own a 50% interest in Roen Ventures, LLC. Mackay Ventures LLC (formerly Mackay Ventures, Inc.), which is solely owned by Bart Mackay, owns a 99% interest in each of Mai Dun Limited, LLC and Mercia Holdings, LLC, and Bart Mackay owns the remaining 1% in each of Mai Dun Limited, LLC and Mercia Holdings, LLC. The address of each of Roen Ventures, LLC, Mai Dun Limited, LLC, Mercia Holdings, LLC and Mackay Venture LLC is 6325 S. Jones Blvd., Suite 500, Las Vegas, Nevada 89118. Bart Mackay is deemed to have shared voting and investment power over the shares of our common stock owned by each of Roen Ventures, LLC, Mai Dun Limited, LLC and Mackay Ventures LLC.
(4)	Representing Mai Dun Limited, LLC’s direct ownership of 5,463,162 shares and its 50% interest in the shares held by Roen Ventures, LLC.
(5)	Representing Mercia Holdings, LLC’s 50% interest in the shares held by Roen Ventures, LLC.
(6)	Beneficial ownership of Mackay Ventures LLC is reported based upon its direct ownership of 618,564 shares and its 99% ownership in Mai Dun Limited, LLC and Mercia Holdings, LLC.
(7)	The address of MJNA Investment Holdings, LLC, a subsidiary of Medical Marijuana, Inc., is 550 West C Street, Suite 2040, San Diego, CA 92101.
(8)	Medical Marijuana, Inc. has beneficial ownership of 80% of shares owned by MJNA Holdings, LLC, through its 80% ownership interests of MJNA Investment Holdings, LLC. The address for Medical Marijuana, Inc. is 12975 Brook Printer Place, Suite 160, Poway, CA 92064.
(9)	Cross & Company acquired its shares from Roen Ventures, LLC in satisfaction of certain debt owing by Roen Ventures, LLC to Cross & Company.
(10)	James J. Mahoney acquired his shares from Roen Ventures, LLC in satisfaction of certain debt owing by Roen Ventures, LLC to Mr. Mahoney.
(11)	Michael Mona III owns 980,000 shares of record, is a beneficial owner and beneficiary of Mik Nik Trust, which owns 750,000 shares, and on October 6, 2014 was granted a stock option to purchase 500,000 shares of common stock. The stock option is durational-based, with 25% (or 125,000 option shares) vested as of January 1, 2015, and the remaining option shares vesting in thirty-six (36) equal monthly increments. As of July 20, 2015, 187,500 option shares have vested and another 20,833 will vest within 60 days.
(12)	On October 6, 2014, the Compensation Committee approved the grant of 600,000 stock options to Mr. Dowling. The stock option is durational-based, with 25% vested on June 16, 2015, and the remaining options vesting in 36 equal monthly installments. As of July 20, 2015, 162,500 option shares have vested and another 25,000 shares will vest within 60 days. On May 21, 2015, the Compensation Committee approved a grant of 100,000 stock options to Mr. Dowling. The stock option is durational-based, with 25% vested on May 21, 2016, and the remaining options vesting in 36 equal monthly installments. As of July 20, 2015, no option shares have vested and no option shares will vest within 60 days.
(13)	On December 8, 2014, the Compensation Committee approved the grant of 4,000,000 stock options to Michael Mona, Jr., the Company’s President and Chief Executive Officer. The stock option is durational-based, with 67% vested as of the date of grant and the remainder vesting in twelve (12) equal monthly installments measured from January 31, 2015. As of July 20, 2015, 3,333,333 option shares have vested and another 222,222 shares will vest within 60 days.
(14)	Mr. Raskin purchased 400,000 shares of common stock in the Company’s previous private placement, as disclosed in Mr. Raskin’s Form 4 filed with the SEC on May 7, 2014. On May 5, 2015, the Compensation Committee approved the grant of 40,000 stock options to Mr. Raskin. The stock option is fully-vested on the date of grant, and as of July 20, 2015, 40,000 of the option shares have vested. On May 5, 2015, the Compensation Committee approved the issuance of a stock award in the amount of 25,000 shares of the Company’s common stock to Mr. Raskin, however, the shares have not been formally issued as of the date hereof. However, pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act, Mr. Raskin is deemed the beneficial owner of such shares as he has the right to acquire beneficial ownership of such shares as of the date hereof.

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Equity Compensation Plan Information

On July 23, 2014, Company stockholders approved the Plan, which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. The Plan serves as the successor to the 2013 Equity Incentive Plan. The following table presents certain information regarding our equity compensation plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	6,470,000	$2.70	3,530,000
Equity compensation plans not approved by security holders	–	–	–
Total	6,470,000	$2.70	3,530,000

Vote Required and Recommendation of the Board of Directors

Each of the three director nominees must be elected by a plurality of votes cast by holders of our common stock entitled to vote at the Meeting.

The Board unanimously recommends that you vote “FOR” the nominees identified above.

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PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has selected PKF to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. PKF has served as our independent registered public accounting firm since January 14, 2014. Representatives of PKF are expected to be at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of PKF as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the Board will reconsider its selection of PKF and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of PKF as the Company’s independent registered public accounting firm.

CHANGE IN THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM

On May 7, 2013, the “Company dismissed Turner, Stone and Company, LLP (“Turner Stone”) as the Company’s independent registered public accounting firm which dismissal was approved by the Board on May 3, 2013.

During the fiscal years ended December 31, 2012 and December 31, 2011, and through the filing of this proxy statement, Turner Stone’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except, Turner Stone’s audit report for the years ended December 31, 2012 and 2011, stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern. Additionally, Turner Stone issued a letter dated April 12, 2013, informing us of a material weakness in our internal controls. A copy of this letter is filed as Exhibit 16.2 to the Company’s Current Report on Form 8-K filed on May 14, 2013 (the “May Form 8-K”).

During the fiscal years ended December 31, 2012 and 2011, and through the filing of this proxy statement, (i) there were no disagreements with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such years or any subsequent interim period through the date of this proxy statement, and (ii) there was one reportable event related to the material weakness referred to above.

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The above information regarding the change in our independent registered public accounting firm was previously disclosed by us in the May Form 8-K. We provided Turner Stone with a copy of the disclosures in the May Form 8-K and requested that Turner Stone furnish to us a letter addressed to the SEC stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter, dated May 8, 2013, is filed as Exhibit 16.1 to the May Form 8-K.

On May 3, 2013, the Board approved the engagement of Anton & Chia, LLP (“Anton & Chia”) as its independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through May 6, 2013, the date of engagement of Anton & Chia, the Company did not consult with Anton & Chia regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

On November 14, 2013, Anton & Chia resigned as our independent registered public accounting firm.

Anton & Chia did not report on the financial statements for the fiscal years ended December 31, 2012 or December 31, 2011. Anton & Chia did not give any reports regarding the Company’s financial statements that contained any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the interim periods ended March 31, 2013, June 30, 2013 and September 30, 2013, and during the period from September 30, 2013 through November 14, 2013, the date of resignation, there were no disagreements with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia would have caused it to make reference to such disagreement in its reports.

The above information regarding the change in our independent registered public accounting firm was previously disclosed by us in that certain Current Report on Form 8-K filed on November 20, 2013 (the “November Form 8-K”) We provided Anton & Chia with a copy of the disclosures in the November Form 8-K and requested that Anton & Chia furnish to us a letter addressed to the SEC stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter, dated November 19, 2013, is filed as Exhibit 16.1 to the November Form 8-K.

On January 14, 2014, the Board approved the engagement of PKF as its independent registered public accounting firm. During the fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through January 14, 2014, the date of engagement of PKF, the Company did not consult with PKF regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

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AUDIT FEES

The following table summarizes the fees, as applicable, of Turner, Stone & Company, L.L.P., our independent auditor for fiscal year 2012 and the interim period through May 6, 2013, and Anton & Chia, LLP, our independent auditor from May 7, 2013 through November 14, 2013, and PKF, our independent auditor since January 14, 2014 billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services:

Fee Category	2014	2013
Audit Fees(1)	$75,400	$65,926
Audit-Related Fees(2)	$17,021	$6,985
Tax Fees(3)	$2,700	$–
All Other Fees(4)	$12,368	$2,194

(1) Audit fees includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2) Audit-related fees consist of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

(3) Tax fees consist of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4) All other fees consist of fees for other miscellaneous items.

Our Board has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2013 and 2012 were pre-approved by the entire Board.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors, nominees for director, nominees for director or officers, anyone who has served as a director or officer at any time since the beginning of the last fiscal year, nor any associate or affiliate of the foregoing, have any substantial interest, direct or indirect, other than elections to office, in any matter to be acted upon as described in this proxy statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit nominations for directors or proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2015 annual meeting of stockholders they must have been received by us no later than April 28, 2016. Such proposals should be directed to CannaVEST Corp., 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any Meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this proxy statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Joseph Dowling, secretary of the Company, 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, by registered, certified or express mail or by calling the Company at (866) 290-2157.

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AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Las Vegas, Nevada

August 21, 2015	By Order of the Board of Directors

/s/ Joseph Dowling
Joseph Dowling, Secretary

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Attachment A

CANNAVEST CORP.

COMPENSATION COMMITTEE CHARTER

A.	PURPOSES OF COMMITTEE

The primary purposes of the Compensation Committee (the “Committee”) are (i) to assist the Board of Directors (the “Board”) by discharging the Board’s responsibilities relating to compensation of the Corporation’s directors and executive officers (including the Chief Executive Officer (“CEO”)), (ii) to review and discuss with the Corporation’s management the Compensation Discussion and Analysis to be included in the Corporation’s annual proxy statement, (iii) to produce an annual Report of the Compensation Committee for inclusion in the Corporation’s annual proxy statement, in accordance with applicable rules and regulations, and (iv) to provide general oversight of the implementation of the Corporation's compensation philosophy and objectives.

B.	COMMITTEE MEMBERSHIP

The Committee shall be comprised of at least two directors. Committee members shall be appointed by the Board from among its members and may be removed by the Board at any time.

Each member of the Committee shall be free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgment as a member of the Committee. Additionally, each member of the Committee shall be: (a) considered “independent” in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as defined from time to time by the listing requirements of the national securities exchange or over the counter market upon which the Corporation’s common stock is then listed, (b) a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, and (c) an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. In addition, each member of the Committee must satisfy such other criteria of independence as the Board may establish from time to time.

C.	COMMITTEE RESPONSIBILITIES

To carry out the purposes expressed above, the Committee shall have the following responsibilities and authority. These matters are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.	Review and approve the corporate goals and objectives relevant to the compensation of all executive officers of the Corporation.

2.	At least annually, review and evaluate the performance of all executive officers of the Corporation, as measured against the goals and objectives described in Section 1 above, and report the results of such review and evaluation to the Board and the CEO. No executive officer (including the CEO) may be present during voting or deliberations with respect to his or her compensation.

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3.	Determine and approve the salary and all other elements of compensation (including cash and equity compensation) for all executive officers of the Corporation based on the evaluation described in Section 2 above. In determining the long-term incentive component of each executive officer’s compensation, the Committee should also consider the Corporation’s performance and relative stockholder return, the value of similar incentive awards made to executive officers at comparable companies, the awards given to executive officers of the Corporation in prior years, and such other criteria as may be established by the Committee or the Board.

4.	Make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

5.	Review and discuss with management the Corporation’s Compensation Discussion and Analysis (“CD&A”), and recommend to the Board of Directors that the CD&A be included in the Corporation’s annual report on Form 10-K or, as applicable, the Corporation’s proxy statement.

6.	Produce the Compensation Committee Report, to be included in the Corporation’s proxy statement for its annual meeting or Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and otherwise report on the Corporation’s compensation policies and practices with respect to the Corporation’s executive officers as may be required by the rules and regulations of the SEC.

7.	Develop the Corporation’s incentive compensation strategy with respect to the total number of incentive awards to be granted, the relative participation of management and other employees, and the types of awards to be granted.

8.	After consultation with the Board and management, and consistent with stockholder-approved compensation plans for performance-based compensation, establish goals and performance criteria for performance-based compensation for the CEO and other executive officers.

9.	Establish the maximum amount of performance-based compensation for the CEO and other executive officers for the defined performance period.

10.	Set specific corporate objectives relevant to executive compensation, and review executive performance in light of these objectives.

11.	Review from time to time and approve the Corporation’s incentive compensation strategy to ensure that management is rewarded appropriately for its contributions to the Corporation’s growth and profitability and that the incentive compensation strategy supports the Corporation’s objectives and stockholder interests.

12.	Assure that the Corporation’s incentive compensation plans are administered in a manner consistent with the Corporation’s incentive compensation strategy.

13.	Recommend and approve, subject to stockholder and/or Board approval when appropriate, all new incentive compensation plans.

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14.	Review the Corporation’s incentive compensation plans and approve any changes or amendments to such plans, subject to stockholder and/or Board approval when appropriate.

15.	Determine eligibility for and allocate awards under the Corporation’s incentive compensation plans and the terms under which awards are granted.

16.	Review and approve executive employment agreements, severance arrangements, and applicable change in control agreements/provisions.

17.	Approve annual retainer and meeting fees for directors and members of Board committees, including expense reimbursement limits and per diem allowances, and fix the terms and awards of equity compensation for members of the Board.

18.	Review with the CEO matters relating to management succession.

19.	Take such other actions and do other such things as may be assigned to the Committee from time to time by the Board, or as specified in the Corporation’s compensation plan documents.

D.	COMMITTEE RESOURCES AND AUTHORITY

The Committee has the authority to retain and terminate such outside advisors, including legal counsel and other experts, as it deems necessary or appropriate, and to approve the fees and expenses of such advisors as well as any other terms and conditions upon which such advisors are retained.

E.	COMMITTEE MEETINGS AND MINUTES

The Board shall appoint one member of the Committee to serve as Chair of the Committee. The Chair shall, if present, preside at all meetings of the Committee and exercise and perform such other powers and duties as may be assigned to him or her by the Board. In the absence of the Chair during any Committee meeting, the Committee may designate a Chair pro tempore.

The Committee will fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Committee. In addition to the regular meeting schedule established by the Committee, the Chair of the Committee may call a special meeting of the Committee at any time.

The Committee shall act only on the affirmative vote of a majority of the members at a meeting or by unanimous written consent. The Committee will maintain written minutes of its meetings, which shall be filed with the minutes of the meetings of the Board.

F.	COMMITTEE EVALUATION AND REPORTS

The Committee will annually complete a self-evaluation of the Committee’s own performance and effectiveness, and will consider whether any changes to the Committee’s charter are appropriate

The Chair of the Committee will report regularly to the full Board on the Committee’s activities, findings and recommendations, including the results of the Committee’s self-evaluation and any recommended changes to the Committee’s charter.

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CANNAVEST CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 9, 2015

The undersigned hereby appoints Michael Mona, Jr. proxy of the undersigned, with power of substitution, to vote all shares held by the undersigned which are entitled to be voted at the Meeting of the Stockholders of CannaVEST Corp. (the “Company”) to be held October 9, 2015, and any adjournment(s) thereof, as effectively as the undersigned could do if personally present. All the following matters are proposed by the Company:

(1)	To elect the following persons as directors, each to serve until the next Annual Meeting of Stockholders, and until his successor is duly elected and qualified:

Michael Mona, Jr.

Bart Mackay

Larry Raskin

__	FOR all persons listed (except as marked to the contrary below.)

__	Withhold authority to vote for all nominees

__	Withhold authority to vote for nominee(s), named below:

(2)	To ratify PKF, Certified Public Accountants, A Professional Corporation, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

__	FOR

__	AGAINST

__	ABSTAIN

(3)	In the discretion of the Proxy holder, such other business as may properly come before the meeting or any adjournment thereof.

__	FOR
__	AGAINST
__	ABSTAIN

The shares represented by this Proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTERS 1, 2 and 3 above.

The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.

Please sign below, date, detach and return this page promptly in the enclosed envelope.

Dated:_______________
(Signature)

Dated:_______________
(Signature - Joint Owners)

IMPORTANT: Please date this Proxy and sign your name exactly as it appears to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. Where there is more than one owner, each owner must sign.